                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 20, 2001

                          EDUCATION LOANS INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                333-85963                91-1819974
  (State or other jurisdiction     (Commission            (I.R.S. Employer
        of incorporation           File Number)          Identification No.)
       or organization)

            105 First Avenue Southwest, Aberdeen, South Dakota 57401
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (605) 622-4400

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item 5.  Other Events.

         Pursuant to the Servicing and Administration Agreement, dated as of December 1, 1999 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer and Administrator (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee is required to make distributions to the holders of the Issuer's Student Loan Asset-Backed Notes, Series 1999-1, Series 2000-1, and Series 2001-1.

Item 6.  Resignation of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


                  Exhibit No.      Description

                     99.1 Servicing Report, dated October 31, 2001, delivered to the Trustee.


Item 8.  Change in Fiscal Year.

         Not Applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.


Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Date: November 20, 2001

                                      EDUCATION LOANS INCORPORATED


                                      By /s/  A. Norgrin Sanderson
                                         ------------------------------------
                                         A. Norgrin Sanderson
                                         President

                                  EXHIBIT INDEX

         Exhibit         Description of Exhibit
         -------         ----------------------


          99.1 Servicing Report, dated October 31, 2001, delivered to the Trustee.